UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2020
Date of reporting period: October 31, 2020

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis Global Fund

Davis International Fund

(portfolios of Davis New York Venture Fund, Inc.)

October 31, 2020

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,
As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.
In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.davisfunds.com or by calling 1-800-279-0279.
Thank you for your confidence, and we wish all of our shareholders and their families well in this time.
Sincerely,

Christopher C. Davis	Danton G. Goei
President	Portfolio Manager

December 4, 2020

DAVIS GLOBAL FUND	Management’s Discussion of Fund Performance

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis Global Fund, however the duration and long-term effects of this pandemic are not known. The Fund outperformed the Morgan Stanley Capital International All Country World Index (the “Index”) for the twelve-month period ended October 31, 2020 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 15.38%, versus a 4.89% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 35%), Consumer Discretionary (up 24%), and Communication Services (up 16%). The sectors within the Index that reported the weakest performance were Energy (down 42%), Financials (down 17%), and Real Estate (down 15%).
Contributors to Performance
The Consumer Discretionary sector holdings were the most significant contributor2 to the Fund’s performance both on an absolute basis and relative to the Index. The Fund’s overweight position (39% average weighting, versus 12%) in this high performing sector coupled with its strong stock selection (up 69%, compared with up 24%) resulted in large gains for the Fund. Seven of the top ten contributors during the period came from this sector. They included the top contributor during the period Meituan3 (up 211%), Alibaba (up 72%), JD.com (up 162%), Amazon (up 71%), New Oriental Education & Technology Group (up 31%), Naspers (up 37%), and Missfresh (up 29%). Alibaba (8.23% of net assets) and New Oriental Education & Technology Group (6.24% of net assets) were the two largest positions at the end of the period.
During the pandemic, two Fund holdings from the Communication Services sector continued to outperform their peers. Alphabet (up 29%), the parent company of Google, and Facebook (up 37%) were both beneficial to Fund returns. The Fund’s Communication Services holdings outperformed those of the Index (up 28%, versus up 16%).
The remaining top ten contributor for the period was Carrier Global (up 99%), which spun off from United Technologies in April 2020.
The Fund’s foreign securities significantly outperformed its domestic securities (up 26%, versus up less than 1%). The Fund continues to maintain a large position in Chinese securities (34% average weight during the period).
Detractors from Performance
The Fund’s Financials sector holdings were a top detractor. The Fund’s holdings underperformed those of the Index (down 20%, compared to down 17%) and the Fund was significantly overweight in this weak sector (26% average weighting, versus 15%). The top detractor was Wells Fargo, a top ten holding representing 4.25% of net assets at the end of the period, which was down 57%. DBS Group Holdings (down 18%), Danske Bank (down 7%), and Metro Bank (down 70%) were other top detractors from the Financials sector.
The Fund’s holdings in the weakest performing sector, Energy, were a significant detractor from absolute performance. Ovintiv (down 66%) and Seven Generations Energy (down 66%) were key detractors that have since been sold. During the period, the Fund completely liquidated its Energy sector position.
The Fund’s Information Technology securities had a negative 4% return, compared to a positive 35% return for the Index’s Information Technology holdings. The Fund also suffered as it was significantly underweight in what was the strongest performing sector during the period (8% average weighting, versus 19%). Hollysys Automation was down 19%.
Raytheon Technologies (down 33%), an Industrials holding formed from the United Technologies and Raytheon merger in April 2020, was an additional detractor from performance mostly due to the pre-merger performance of United Technologies. InterGlobe Aviation (down 37%) and Didi Chuxing (down 19%), two additional Industrials holdings, were also among the top detractors. The Fund no longer owns InterGlobe Aviation.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2020, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

    Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on October 31, 2010

Average Annual Total Return for periods ended October 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.38%	9.97%	9.21%	8.02%	12/22/04	0.92%	0.92%
Class A - with sales charge*	9.90%	8.91%	8.68%	7.69%	12/22/04	0.92%	0.92%
Class C**	13.53%	9.14%	8.30%	7.35%	12/22/04	1.70%	1.70%
Class Y	15.70%	10.25%	9.50%	5.28%	07/25/07	0.69%	0.69%
MSCI ACWI®***	4.89%	8.11%	7.90%	6.48%

The Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.
The MSCI ACWI® is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2020

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	9.87%	10.16%	8.91%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management’s Discussion of Fund Performance

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis International Fund, however the duration and long-term effects of this pandemic are not known. The Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA (the “Index”) for the twelve-month period ended October 31, 2020 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 20.62%, versus a negative 2.61% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 25%), Communication Services (up 15%), and Consumer Discretionary (up 14%). The sectors within the Index that reported the weakest performance were Energy (down 38%), Real Estate (down 20%), and Financials (down 20%).
Contributors to Performance
The Consumer Discretionary sector holdings were the most significant contributor2 to the Fund’s performance both on an absolute basis and relative to those of the Index due primarily to strong stock selection (up 67%, compared with up 14%) and significant overweight position (46% average weighting, versus 12%). Seven of the top ten contributors during the period came from the Consumer Discretionary sector. They included, in the order of importance, JD.com3 (up 162%), Alibaba (up 72%), New Oriental Education & Technology Group (up 31%), Meituan (up 211%), Naspers (up 37%), Missfresh (up 29%), and Prosus (up 45%). New Oriental Education & Technology Group (11.30% of net assets), JD.com (9.92% of net assets), and Alibaba (9.57% of net assets) were the three largest equity positions at the end of the period.
The only other sectors that realized a positive absolute contribution were Communication Services and Industrials. Schneider Electric (up 35%) and Ferguson (up 17%) were among the top contributors.
When compared to the Index, after the Consumer Discretionary sector holdings, the largest positive contribution came from the Fund’s repurchase agreement position (11% at the end of the period) and Financials sector position. The Fund’s Financials sector holdings outperformed those of the Index (down 13%, compared to down 20%). Sul America (up 21%) was a top contributor that the Fund has since sold. The Fund had an average weighting of 24% in Financials during the period.
The Fund maintained a large position in Chinese securities (an average weight of 47% of net assets during the period). As a group, the Fund’s Chinese holding returned 53%.
Detractors from Performance
The Fund’s holdings in the weakest performing sector, Energy, were the most substantial detractor from absolute returns. The Fund had an average weighting of 2% of net assets in this sector. Seven Generations Energy (down 66%) was the top detractor during the period. The Fund exited its two Energy holdings during the period and ended the period with no Energy exposure.
The Fund’s Information Technology position was a hindrance to relative performance. Hollysys Automation was down 19% as was the Fund’s Information Technology position in total. The Index’s Information Technology holdings were up 25%. The Fund’s low weighting compared to the Index (3% average weight, compared to 10%), in the strongest performing sector, also hurt the Fund’s relative performance.
A number of negative performing securities during the period were from the Financials sector and these weighed on the Fund’s absolute returns. Negative performers included DBS Group Holdings (down 18%), DNB (down 26%), Bank of N.T. Butterfield (down 14%), Metro Bank (down 70%), and Danske Bank (down 7%).
The remaining top detractors came from the Fund’s holdings in the Industrial sector. InterGlobe Aviaton (down 37%), China Index Holdings (down 59%), and Didi Chuxing (down 19%) were leading detractors. The Fund no longer owns InterGlobe Aviaton.
Compared to the Index, the Fund suffered by its lack of any holdings in the Health Care and Materials sectors.

Davis International Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2020, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on October 31, 2010

MSCI ACWI® ex USA
DIF-A*
DIF-A* $16,474
MSCI ACWI® ex USA $14,014
$20,000
$15,000
$10,000
$5,000
$0
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20

Average Annual Total Return for periods ended October 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	20.62%	8.01%	5.63%	3.67%	12/29/06	0.98%	0.98%
Class A - with sales charge*	14.89%	6.97%	5.11%	3.31%	12/29/06	0.98%	0.98%
Class C**	18.58%	7.00%	4.36%	2.74%	12/29/06	1.80%	1.80%
Class Y	20.90%	8.30%	5.76%	6.18%	12/31/09	0.70%	0.70%
MSCI ACWI® ex USA***	(2.61)%	4.26%	3.43%	2.19%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.
The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2020

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	13.42%	7.98%	5.22%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2020

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/20 Net Assets)		(% of 10/31/20 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	53.33%	Retailing	34.76%	7.22%
Common Stock (U.S.)	37.13%	Banks	14.51%	5.99%
Preferred Stock (Foreign)	8.90%	Media & Entertainment	11.24%	7.23%
Short-Term Investments	0.66%	Diversified Financials	9.76%	3.77%
Other Assets & Liabilities	(0.02)%	Information Technology	8.10%	21.21%
	100.00%	Capital Goods	7.65%	6.34%
		Consumer Services	6.28%	1.52%
		Insurance	3.85%	2.96%
		Transportation	3.82%	2.10%
		Commercial & Professional Services	0.03%	1.19%
		Health Care	–	12.31%
		Materials	–	4.79%
		Food, Beverage & Tobacco	–	4.17%
		Utilities	–	3.22%
		Energy	–	2.75%
		Other	–	13.23%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/20 Stock Holdings)		(% of Fund’s 10/31/20 Net Assets)

United States	37.37%	Alibaba Group Holding Ltd., ADR	8.23%
China	35.30%	New Oriental Education & Technology Group, Inc., ADR	6.24%
Singapore	4.62%	Alphabet Inc. *	6.09%
South Africa	4.18%	JD.com, Inc., Class A, ADR	5.87%
Hong Kong	3.85%	Meituan, Class B	5.28%
Norway	3.65%	Capital One Financial Corp.	5.20%
United Kingdom	3.26%	Missfresh Ltd., Series E, Pfd.	5.10%
Denmark	2.61%	Applied Materials, Inc.	4.44%
Netherlands	2.14%	Wells Fargo & Co.	4.25%
Switzerland	1.85%	Naspers Ltd. - N	4.16%
Bermuda	1.17%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2020

New Positions Added (11/01/19-10/31/20)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/20 Net Assets
58.com, Inc., Class A, ADR	Media & Entertainment	11/22/19	–
IAC/InterActiveCorp	Media & Entertainment	08/19/20	1.91%

Positions Closed (11/01/19-10/31/20)
(Gains and losses greater than $15,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
58.com, Inc., Class A, ADR	Media & Entertainment	07/06/20	$(529,790)
Adient plc	Automobiles & Components	10/20/20	(7,343,943)
Apache Corp.	Energy	05/21/20	(6,244,227)
InterGlobe Aviation Ltd.	Transportation	05/15/20	(396,188)
Otis Worldwide Corp.	Capital Goods	04/22/20	(899,942)
Ovintiv Inc.	Energy	05/12/20	(22,423,023)
Schneider Electric SE	Capital Goods	08/25/20	9,234,233
Seven Generations Energy Ltd., Class A	Energy	05/12/20	(19,168,159)
Sul America S.A.	Multi-line Insurance	02/06/20	19,076,756
Tarena International, Inc., Class A, ADR	Consumer Services	02/19/20	(16,475,978)

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2020

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/20 Net Assets)		(% of 10/31/20 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	82.22%	Retailing	40.25%	6.26%
Short-Term Investments	10.92%	Banks	16.55%	9.77%
Preferred Stock (Foreign)	6.68%	Consumer Services	12.71%	1.44%
Other Assets & Liabilities	0.18%	Capital Goods	9.07%	7.66%
	100.00%	Insurance	4.84%	4.31%
		Diversified Financials	4.72%	3.06%
		Information Technology	4.40%	11.67%
		Media & Entertainment	2.68%	4.29%
		Transportation	2.55%	2.45%
		Consumer Durables & Apparel	1.80%	3.31%
		Commercial & Professional Services	0.43%	1.49%
		Health Care	–	10.03%
		Materials	–	7.83%
		Food, Beverage & Tobacco	–	5.37%
		Energy	–	3.97%
		Telecommunication Services	–	3.57%
		Other	–	13.52%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/20 Stock Holdings)		(% of Fund’s 10/31/20 Net Assets)

China	51.92%	New Oriental Education & Technology Group, Inc., ADR	11.30%
Singapore	6.27%	JD.com, Inc., Class A, ADR	9.92%
South Africa	5.66%	Alibaba Group Holding Ltd., ADR	9.57%
Hong Kong	4.85%	Naspers Ltd. - N	5.03%
France	4.84%	DBS Group Holdings Ltd.	4.52%
Denmark	4.79%	Missfresh Ltd., Series E, Pfd.	4.41%
Norway	4.63%	AIA Group Ltd.	4.31%
United Kingdom	4.39%	Schneider Electric SE	4.30%
Switzerland	3.71%	Danske Bank A/S	4.26%
Netherlands	3.15%	DNB ASA	4.11%
Japan	2.18%
Bermuda	1.89%
South Korea	1.72%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2020

New Positions Added (11/01/19-10/31/20)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/20 Net Assets
Fila Holdings Corp.	Consumer Durables & Apparel	02/04/20	1.53%
Tokyo Electron Ltd.	Semiconductors & Semiconductor
	Equipment	09/28/20	1.94%

Positions Closed (11/01/19-10/31/20)
(Gains and losses greater than $6,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
58.com, Inc., Class A, ADR	Media & Entertainment	09/18/20	$1,319,967
Azul S.A., ADR	Transportation	03/04/20	963,115
Brenntag AG	Capital Goods	01/02/20	64,465
InterGlobe Aviation Ltd.	Transportation	05/15/20	(1,711,539)
Ovintiv Inc.	Energy	02/05/20	(3,847,790)
Safran S.A.	Capital Goods	12/31/19	5,043,360
Seven Generations Energy Ltd., Class A	Energy	05/12/20	(17,415,769)
Sul America S.A.	Multi-line Insurance	02/06/20	8,189,591
Tarena International, Inc., Class A, ADR	Consumer Services	02/19/20	(6,605,991)

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended October 31, 2020.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes
The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(05/01/20)	(10/31/20)	(05/01/20-10/31/20)
Davis Global Fund
Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,210.28	$5.00
Hypothetical	$1,000.00	$1,020.61	$4.57
Class C (annualized expense ratio 1.69%**)
Actual	$1,000.00	$1,206.19	$9.37
Hypothetical	$1,000.00	$1,016.64	$8.57
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,211.91	$3.78
Hypothetical	$1,000.00	$1,021.72	$3.46
Davis International Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,267.71	$5.42
Hypothetical	$1,000.00	$1,020.36	$4.82
Class C (annualized expense ratio 1.77%**)
Actual	$1,000.00	$1,262.33	$10.07
Hypothetical	$1,000.00	$1,016.24	$8.97
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,268.41	$3.88
Hypothetical	$1,000.00	$1,021.72	$3.46

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2020

	Shares/Units	Value (Note 1)
COMMON STOCK – (90.46%)
COMMUNICATION SERVICES – (11.17%)
Media & Entertainment – (11.17%)
Alphabet Inc., Class A *	1,128	$1,822,972
Alphabet Inc., Class C *	39,893	64,666,952
ASAC II L.P. *(a)(b)	35,352	36,183
Facebook, Inc., Class A *	130,280	34,277,971
Fang Holdings Ltd., Class A, ADR (China)*	23,014	228,759
IAC/InterActiveCorp *	172,610	20,837,479
	Total Communication Services	121,870,316
CONSUMER DISCRETIONARY – (35.68%)
Consumer Services – (6.24%)
New Oriental Education & Technology Group, Inc., ADR (China)*	424,980	68,158,292
Retailing – (29.44%)
Alibaba Group Holding Ltd., ADR (China)*	294,830	89,831,753
Amazon.com, Inc. *	11,020	33,458,373
JD.com, Inc., Class A, ADR (China)*	785,155	64,005,835
Meituan, Class B (China)*	1,545,229	57,604,836
Naspers Ltd. - N (South Africa)	232,390	45,368,902
Prosus N.V., Class N (Netherlands)	232,390	23,200,876
Quotient Technology Inc. *	872,710	7,767,119
		321,237,694
	Total Consumer Discretionary	389,395,986
FINANCIALS – (27.93%)
Banks – (14.42%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	478,120	12,651,055
Danske Bank A/S (Denmark)*	2,120,520	28,261,375
DBS Group Holdings Ltd. (Singapore)	1,927,984	28,718,963
DNB ASA (Norway)*	2,930,210	39,571,864
Metro Bank PLC (United Kingdom)*	2,202,002	1,729,131
Wells Fargo & Co.	2,164,260	46,423,377
		157,355,765
Diversified Financials – (9.69%)
Capital Markets – (2.30%)
Julius Baer Group Ltd. (Switzerland)	451,500	20,094,113
Noah Holdings Ltd., Class A, ADS (China)*	190,210	5,008,229
		25,102,342
Consumer Finance – (5.36%)
Capital One Financial Corp.	776,130	56,719,580
Yiren Digital Ltd., ADR (China)*	541,744	1,782,338
		58,501,918
Diversified Financial Services – (2.03%)
Berkshire Hathaway Inc., Class B *	109,930	22,194,867
		105,799,127
Insurance – (3.82%)
Life & Health Insurance – (3.82%)
AIA Group Ltd. (Hong Kong)	4,382,180	41,705,967
	Total Financials	304,860,859

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (7.63%)
Capital Goods – (7.60%)
Carrier Global Corp.	556,833	$18,592,654
Ferguson PLC (United Kingdom)	338,824	33,652,304
Raytheon Technologies Corp.	565,406	30,712,854
		82,957,812
Commercial & Professional Services – (0.03%)
China Index Holdings Ltd., Class A, ADR (China)*	249,769	334,691
	Total Industrials	83,292,503
INFORMATION TECHNOLOGY – (8.05%)
Semiconductors & Semiconductor Equipment – (6.21%)
Applied Materials, Inc.	817,660	48,430,002
Intel Corp.	435,310	19,275,527
		67,705,529
Technology Hardware & Equipment – (1.84%)
Hollysys Automation Technologies Ltd. (China)	1,796,296	20,100,552
	Total Information Technology	87,806,081
TOTAL COMMON STOCK – (Identified cost $743,454,554)		987,225,745
PREFERRED STOCK – (8.90%)
CONSUMER DISCRETIONARY – (5.10%)
Retailing – (5.10%)
Missfresh Ltd., Series E (China)*(a)(b)	10,559,338	55,682,557
	Total Consumer Discretionary	55,682,557
INDUSTRIALS – (3.80%)
Transportation – (3.80%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	479,462	17,740,094
Didi Chuxing Joint Co., Series B (China)*(a)(b)	63,325	2,343,025
Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,398,770	11,993,850
Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,881,391	9,406,955
	Total Industrials	41,483,924
TOTAL PREFERRED STOCK – (Identified cost $84,245,749)		97,166,481

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2020

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (0.66%)
	StoneX Group Inc. Joint Repurchase Agreement, 0.09%, 11/02/20, dated 10/30/20, repurchase value of $5,372,040 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 11/05/20-06/01/51, total market value $5,479,440)	$5,372,000	$5,372,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.10%, 11/02/20, dated 10/30/20, repurchase value of $1,815,015 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.50%, 10/01/35-10/01/50, total market value $1,851,300)	1,815,000	1,815,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,187,000)		7,187,000
	Total Investments – (100.02%) – (Identified cost $834,887,303)		1,091,579,226
	Liabilities Less Other Assets – (0.02%)		(263,486)
		Net Assets – (100.00%)	$1,091,315,740

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (82.22%)
COMMUNICATION SERVICES – (2.38%)
Media & Entertainment – (2.38%)
Baidu, Inc., Class A, ADR (China)*	20,645	$2,746,817
Fang Holdings Ltd., Class A, ADR (China)*	14,160	140,751
iQIYI, Inc., Class A, ADR (China)*	263,290	6,503,263
	Total Communication Services	9,390,831
CONSUMER DISCRETIONARY – (44.27%)
Consumer Durables & Apparel – (1.60%)
Fila Holdings Corp. (South Korea)	176,590	6,025,562
Hunter Douglas N.V. (Netherlands)*	4,613	266,368
		6,291,930
Consumer Services – (11.30%)
New Oriental Education & Technology Group, Inc., ADR (China)*	277,350	44,481,393
Retailing – (31.37%)
Alibaba Group Holding Ltd., ADR (China)*	123,620	37,665,778
JD.com, Inc., Class A, ADR (China)*	479,080	39,054,602
Meituan, Class B (China)*	335,611	12,511,295
Naspers Ltd. - N (South Africa)	101,420	19,799,966
Prosus N.V., Class N (Netherlands)	107,960	10,778,289
Trip.com Group Ltd., ADR (China)*	129,590	3,727,008
		123,536,938
	Total Consumer Discretionary	174,310,261
FINANCIALS – (23.22%)
Banks – (14.71%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	250,740	6,634,580
Danske Bank A/S (Denmark)*	1,257,450	16,758,751
DBS Group Holdings Ltd. (Singapore)	1,193,680	17,780,880
DNB ASA (Norway)*	1,199,502	16,199,020
Metro Bank PLC (United Kingdom)*	712,490	559,486
		57,932,717
Diversified Financials – (4.20%)
Capital Markets – (4.03%)
Julius Baer Group Ltd. (Switzerland)	291,900	12,991,077
Noah Holdings Ltd., Class A, ADS (China)*	109,270	2,877,079
		15,868,156
Consumer Finance – (0.17%)
Yiren Digital Ltd., ADR (China)*	201,850	664,087
		16,532,243
Insurance – (4.31%)
Life & Health Insurance – (4.31%)
AIA Group Ltd. (Hong Kong)	1,782,300	16,962,458
	Total Financials	91,427,418
INDUSTRIALS – (8.44%)
Capital Goods – (8.06%)
Ferguson PLC (United Kingdom)	149,162	14,814,904
Schneider Electric SE (France)	139,350	16,931,918
		31,746,822

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2020

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (0.38%)
	China Index Holdings Ltd., Class A, ADR (China)*	1,116,608	$1,496,255
		Total Industrials	33,243,077
INFORMATION TECHNOLOGY – (3.91%)
Semiconductors & Semiconductor Equipment – (1.94%)
	Tokyo Electron Ltd. (Japan)	28,500	7,649,708
Technology Hardware & Equipment – (1.97%)
	Hollysys Automation Technologies Ltd. (China)	693,546	7,760,780
		Total Information Technology	15,410,488
	TOTAL COMMON STOCK – (Identified cost $264,361,137)		323,782,075
PREFERRED STOCK – (6.68%)
CONSUMER DISCRETIONARY – (4.41%)
Retailing – (4.41%)
	Missfresh Ltd., Series E (China)*(a)(b)	3,292,318	17,361,381
		Total Consumer Discretionary	17,361,381
INDUSTRIALS – (2.27%)
Transportation – (2.27%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	128,505	4,754,685
	Grab Holdings Inc., Series F (Singapore)*(a)(b)	549,889	2,749,445
	Grab Holdings Inc., Series G (Singapore)*(a)(b)	286,316	1,431,580
		Total Industrials	8,935,710
	TOTAL PREFERRED STOCK – (Identified cost $22,028,595)		26,297,091
SHORT-TERM INVESTMENTS – (10.92%)
	StoneX Group Inc. Joint Repurchase Agreement, 0.09%, 11/02/20, dated 10/30/20, repurchase value of $32,139,241 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 11/05/20-06/01/51, total market value $32,781,780)	$32,139,000	32,139,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.10%, 11/02/20, dated 10/30/20, repurchase value of $10,858,090 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-4.00%, 09/01/34-10/01/50, total market value $11,075,160)	10,858,000	10,858,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $42,997,000)		42,997,000
	Total Investments – (99.82%) – (Identified cost $329,386,732)		393,076,166
	Other Assets Less Liabilities – (0.18%)		694,783
		Net Assets – (100.00%)	$393,770,949

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2020

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedules of Investments):
Long-term	$1,084,392,226	$350,079,166
Repurchase agreements	7,187,000	42,997,000
Total investments	1,091,579,226	393,076,166
Cash	798	581
Receivables:
Capital stock sold	1,216,487	1,024,541
Dividends and interest	639,086	364,935
Prepaid expenses	38,891	13,544
Total assets	1,093,474,488	394,479,767
LIABILITIES:
Payables:
Capital stock redeemed	1,196,323	171,960
Investment securities purchased	–	178,500
Accrued custodian fees	76,764	40,607
Accrued distribution and service plan fees	129,669	15,131
Accrued investment advisory fees	533,625	191,105
Accrued registration and filing fees	44,500	44,745
Accrued transfer agent fees	122,345	31,489
Other accrued expenses	55,522	35,281
Total liabilities	2,158,748	708,818
NET ASSETS	$1,091,315,740	$393,770,949
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$2,097,461	$1,447,491
Additional paid-in capital	849,441,702	341,403,193
Distributable earnings	239,776,577	50,920,265
Net Assets	$1,091,315,740	$393,770,949
*Including:
Cost of long-term investments	$827,700,303	$286,389,732
Cost of repurchase agreements	7,187,000	42,997,000
CLASS A SHARES:
Net assets	$201,247,056	$38,307,560
Shares outstanding	7,701,035	2,780,829
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$26.13	$13.78
Maximum offering price per share (100/95.25 of net asset value)†	$27.43	$14.47
CLASS C SHARES:
Net assets	$102,878,045	$9,891,656
Shares outstanding	4,258,795	772,898
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$24.16	$12.80
CLASS Y SHARES:
Net assets	$787,190,639	$345,571,733
Shares outstanding	29,989,385	25,396,101
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$26.25	$13.61

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2020

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$8,851,792	$2,404,806
Interest	95,546	91,936
Total income	8,947,338	2,496,742
Expenses:
Investment advisory fees (Note 3)	5,697,174	1,892,159
Custodian fees	258,051	156,647
Transfer agent fees:
Class A	177,503	40,725
Class C	104,526	14,715
Class Y	582,139	171,709
Audit fees	28,000	23,520
Legal fees	6,285	1,947
Accounting fees (Note 3)	43,664	14,000
Reports to shareholders	57,461	16,910
Directors’ fees and expenses	50,937	18,913
Registration and filing fees	75,418	56,998
Miscellaneous	63,610	34,629
Distribution and service plan fees (Note 3):
Class A	435,636	68,461
Class C	1,132,678	94,738
Total expenses	8,713,082	2,606,071
Net investment income (loss)	234,256	(109,329)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	20,102,748	(4,151,321)
Foreign currency transactions	(255,727)	(77,765)
Net realized gain (loss)	19,847,021	(4,229,086)
Net change in unrealized appreciation (depreciation)**	127,303,361	72,685,469
Net realized and unrealized gain on investments and foreign currency transactions	147,150,382	68,456,383
Net increase in net assets resulting from operations	$147,384,638	$68,347,054

*Net of foreign taxes withheld of	$125,340	$109,320

**Net of deferred foreign taxes of	(364,373)	(216,956)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2020

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income (loss)	$234,256	$(109,329)
Net realized gain (loss) from investments and foreign currency transactions	19,847,021	(4,229,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	127,303,361	72,685,469
Net increase in net assets resulting from operations	147,384,638	68,347,054
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,945,040)	(1,094,053)
Class C	(1,564,309)	(268,938)
Class Y	(15,842,121)	(10,369,755)
TAX RETURN OF CAPITAL TO SHAREHOLDERS:
Class A	–	(13,515)
Class C	–	(3,687)
Class Y	–	(125,795)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(14,637,677)	1,022,260
Class C	(30,145,062)	(1,579,805)
Class Y	2,210,690	18,202,156
Total increase in net assets	83,461,119	74,115,922
NET ASSETS:
Beginning of year	1,007,854,621	319,655,027
End of year	$1,091,315,740	$393,770,949

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2019

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$2,987,260	$2,180,800
Net realized gain (loss) from investments and foreign currency transactions	(16,681,933)	1,119,368
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	120,757,222	19,759,001
Net increase in net assets resulting from operations	107,062,549	23,059,169
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,938,021)	(740,378)
Class C	(10,300,326)	(194,250)
Class Y	(54,271,813)	(6,366,975)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class A	(4,308,746)	(663,615)
Class C	(12,984,748)	(509,250)
Class Y	(47,387,931)	(3,192,577)
Total increase (decrease) in net assets	(37,129,036)	11,392,124
NET ASSETS:
Beginning of year	1,044,983,657	308,262,903
End of year	$1,007,854,621	$319,655,027

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.
Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.
Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds’ shares.
The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class C shares automatically convert to Class A shares after 10 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of  a number of  subjective factors  and is therefore  subject to the  unavoidable risk  that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)
security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.
Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.
The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.
The following is a summary of the inputs used as of October 31, 2020 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$121,834,133	$9,390,831
Consumer Discretionary	263,221,372	124,928,781
Financials	144,779,446	10,175,746
Industrials	49,640,199	1,496,255
Information Technology	87,806,081	7,760,780
Total Level 1	667,281,231	153,752,393
Level 2 – Other Significant Observable Inputs:
Common Stock:*
Consumer Discretionary	126,174,614	49,381,480
Financials	160,081,413	81,251,672
Industrials	33,652,304	31,746,822
Information Technology	–	7,649,708
Short-Term Investments	7,187,000	42,997,000
Total Level 2	327,095,331	213,026,682
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	36,183	–
Preferred Stock:
Consumer Discretionary	55,682,557	17,361,381
Industrials	41,483,924	8,935,710
Total Level 3	97,202,664	26,297,091
Total Investments	$1,091,579,226	$393,076,166
*Includes certain securities trading primarily outside the U.S. whose value the Funds adjusted as a result of significant market movements following the close of local trading.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2020 was $5,460,355 and $2,336,777 for Davis Global Fund and Davis International Fund, respectively. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance November 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance October 31, 2020
Davis Global Fund
Investments in Securities:
Common Stock	$36,632	$–	$(449)	$–	$–	$36,183
Preferred Stock	91,705,677	–	5,460,804	–	–	97,166,481
Total Level 3	$91,742,309	$–	$5,460,355	$–	$–	$97,202,664
Davis International Fund
Investments in Securities:
Preferred Stock	$23,960,314	$–	$2,336,777	$–	$–	$26,297,091
Total Level 3	$23,960,314	$–	$2,336,777	$–	$–	$26,297,091

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	October 31, 2020	Technique	Input(s)	Amount	an Increase in Input
Davis Global Fund
Investments in Securities:
Common Stock	$36,183	Discounted Cash Flow	Annualized Yield	1.237%	Decrease

Preferred Stock	20,083,119	Market Approach	Transaction Price	$37.00	Increase

Preferred Stock	21,400,805	Market Approach	Adjusted Transaction Price	$5.00	Increase

Preferred Stock	55,682,557	Market Approach	Transaction Price	$5.2733	Increase
Total Level 3	$97,202,664
Davis International Fund
Investments in Securities:
Preferred Stock	$4,754,685	Market Approach	Transaction Price	$37.00	Increase

Preferred Stock	4,181,025	Market Approach	Adjusted Transaction Price	$5.00	Increase

Preferred Stock	17,361,381	Market Approach	Transaction Price	$5.2733	Increase
Total Level 3	$26,297,091

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of October 31, 2020, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.
Capital losses will be carried forward to future years if not offset by gains. At October 31, 2020, Davis International Fund had available for federal income tax purposes unused short-term capital loss carryforwards in the amount of $4,231,231.
During the year ended October 31, 2020, Davis Global Fund utilized $15,948,886 in capital loss carryforwards. Therefore the Fund did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.
Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.
At October 31, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Davis Global	Davis International
	Fund	Fund
Cost	$855,233,141	$337,880,826
Unrealized appreciation	358,885,999	98,074,699
Unrealized depreciation	(122,539,914)	(42,879,359)
Net unrealized appreciation	$236,346,085	$55,195,340

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, net operating losses,  corporate actions, partnership income, equalization, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended October 31, 2020, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Global Fund	Davis International Fund
Distributable earnings	$(441,805)	$287,538
Paid-in capital	441,805	(287,538)

The tax character of distributions paid during the years ended October 31, 2020 and 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2020	$21,255,788	$95,682	$–	$21,351,470
2019	13,632,534	65,877,626	–	79,510,160
Davis International Fund
2020	$11,426,671	$306,075	$142,997	$11,875,743
2019	3,701,234	3,600,369	–	7,301,603

As of October 31, 2020, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed long-term capital gain	$3,455,070	$–
Accumulated net realized losses from investments	–	(4,231,231)
Net unrealized appreciation on investments and foreign currency transactions	236,352,163	55,200,094
Other temporary differences	(30,656)	(48,598)
Total	$239,776,577	$50,920,265

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2020 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$246,062,867	$64,097,179
Proceeds from sales	310,035,730	95,642,771

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.
All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.
As of October 31, 2020, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Global Fund	Davis International Fund
n/a	29%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser was contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.15%; Class C shares, 1.90%; Class Y shares, 0.90%). Effective November 1, 2020, the cap on total annual fund operating expenses for each share class is: Class A shares, 1.05%, Class C shares, 1.80%, and Class Y shares, 0.80%, until March 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. The Adviser may not recoup any of the operating expenses it has reimbursed to the Funds.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2020
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$55,120	$15,848
Accounting fees paid to Adviser	43,664	14,000

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended October 31, 2020
	Davis Global Fund	Davis International Fund
Distribution fees:
Class C	$849,508	$71,054
Service fees:
Class A	435,636	68,461
Class C	283,170	23,684

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.
Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.
The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2020
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$20,161	$4,015
Class A commissions re-allowed to investment dealers	117,910	21,772
Total commissions earned on sale of Class A	$138,071	$25,787
Class C commission advances by the Distributor	$84,287	$10,987
Class C CDSCs received by the Distributor	6,807	1,187

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 4 - CAPITAL STOCK

At October 31, 2020, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 275 million shares are designated to Davis Global Fund and 250 million shares are designated to Davis International Fund. Transactions in capital stock were as follows:

	Year ended October 31, 2020
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,782,976	152,928	(2,645,033)	(709,129)
Class C	573,812	68,321	(2,012,907)	(1,370,774)
Class Y	8,136,809	581,809	(8,629,282)	89,336
Value: Class A	$42,771,720	$3,627,438	$(61,036,835)	$(14,637,677)
Class C	12,608,043	1,508,523	(44,261,628)	(30,145,062)
Class Y	186,978,880	13,835,435	(198,603,625)	2,210,690

Davis International Fund
Shares: Class A	552,136	87,842	(593,066)	46,912
Class C	139,345	23,981	(320,078)	(156,752)
Class Y	7,348,900	881,982	(6,564,394)	1,666,488
Value: Class A	$7,052,055	$1,044,438	$(7,074,233)	$1,022,260
Class C	1,672,498	266,906	(3,519,209)	(1,579,805)
Class Y	84,716,207	10,336,831	(76,850,882)	18,202,156

*  Davis Global Fund: net of redemption fees amounting to $1,069, $1,181, and $6,111, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $1,503 and $1,797, for Class A and Class Y, respectively.

	Year ended October 31, 2019
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Davis Global Fund
Shares: Class A	2,070,213	683,411	(2,862,660)	(109,036)
Class C	1,129,130	535,213	(2,266,455)	(602,112)
Class Y	10,823,179	2,443,684	(15,189,617)	(1,922,754)
Value: Class A	$44,224,578	$13,722,904	$(62,256,228)	$(4,308,746)
Class C	22,303,688	10,008,484	(45,296,920)	(12,984,748)
Class Y	233,489,641	49,166,920	(330,044,492)	(47,387,931)

Davis International Fund
Shares: Class A	829,004	66,101	(948,641)	(53,536)
Class C	442,676	18,867	(507,780)	(46,237)
Class Y	9,353,699	601,913	(10,102,020)	(146,408)
Value: Class A	$9,245,397	$702,653	$(10,611,665)	$(663,615)
Class C	4,598,706	187,727	(5,295,683)	(509,250)
Class Y	102,491,342	6,308,051	(111,991,970)	(3,192,577)

*  Davis Global Fund: net of redemption fees amounting to $4,766, $2,258, and $10,450, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $5,181, $769, and $2,878, for Class A, Class C, and Class Y, respectively.

NOTE 5 - SECURITIES LOANED
The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2020, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2020

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $97,202,664 or 8.91% of the Fund’s net assets as of October 31, 2020. The aggregate value of restricted securities in Davis International Fund amounted to $26,297,091 or 6.68% of the Fund’s net assets as of October 31, 2020. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of October 31, 2020
Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$1.0235
Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$37.00
Davis Global Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	63,325	$50.9321	$37.00
Davis Global Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,398,770	$4.8191	$5.00
Davis Global Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,881,391	$5.5419	$5.00
Davis Global Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	10,559,338	$4.2843	$5.2733
Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$37.00
Davis International Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	549,889	$4.8191	$5.00
Davis International Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	286,316	$5.5419	$5.00
Davis International Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	3,292,318	$4.2843	$5.2733

NOTE 7 - CORONAVIRUS (COVID-19) PANDEMIC

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2020	$23.09	$(0.02)	$3.52	$3.50
Year ended October 31, 2019	$22.56	$0.05	$2.24	$2.29
Year ended October 31, 2018	$25.27	$0.09	$(2.80)	$(2.71)
Year ended October 31, 2017	$19.18	$(0.01)	$6.10	$6.09
Year ended October 31, 2016	$19.11	$(0.02)	$1.18	$1.16
Davis Global Fund Class C:
Year ended October 31, 2020	$21.36	$(0.18)	$3.26	$3.08
Year ended October 31, 2019	$21.10	$(0.11)	$2.08	$1.97
Year ended October 31, 2018	$23.81	$(0.10)	$(2.61)	$(2.71)
Year ended October 31, 2017	$18.21	$(0.16)	$5.76	$5.60
Year ended October 31, 2016	$18.33	$(0.16)	$1.13	$0.97
Davis Global Fund Class Y:
Year ended October 31, 2020	$23.19	$0.04	$3.55	$3.59
Year ended October 31, 2019	$22.67	$0.10	$2.25	$2.35
Year ended October 31, 2018	$25.35	$0.16	$(2.81)	$(2.65)
Year ended October 31, 2017	$19.20	$0.05	$6.10	$6.15
Year ended October 31, 2016	$19.09	$0.02	$1.20	$1.22
Davis International Fund Class A:
Year ended October 31, 2020	$11.82	$(0.03)	$2.40	$2.37
Year ended October 31, 2019	$11.28	$0.05	$0.75	$0.80
Year ended October 31, 2018	$12.85	$0.08	$(1.63)	$(1.55)
Year ended October 31, 2017	$9.99	$0.02	$2.85	$2.87
Year ended October 31, 2016	$10.33	$0.01	$0.02	$0.03
Davis International Fund Class C:
Year ended October 31, 2020	$10.99	$(0.13)	$2.24	$2.11
Year ended October 31, 2019	$10.52	$(0.03)	$0.69	$0.66
Year ended October 31, 2018	$12.08	$(0.02)	$(1.54)	$(1.56)
Year ended October 31, 2017	$9.48	$(0.09)	$2.70	$2.61
Year ended October 31, 2016	$9.89	$(0.09)	$0.01	$(0.08)
Davis International Fund Class Y:
Year ended October 31, 2020	$11.68	$–[e]	$2.37	$2.37
Year ended October 31, 2019	$11.16	$0.09	$0.73	$0.82
Year ended October 31, 2018	$12.72	$0.12	$(1.63)	$(1.51)
Year ended October 31, 2017	$9.88	$0.05	$2.83	$2.88
Year ended October 31, 2016	$10.23	$0.03	$0.02	$0.05

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.46)	$–	$–	$(0.46)	$26.13	15.38%	$201,247	0.92%	0.92%	(0.06)%	24%
$(0.05)	$(1.71)	$–	$(1.76)	$23.09	11.35%	$194,163	0.98%	0.98%	0.19%	15%
$–	$–	$–	$–	$22.56	(10.72)%	$192,199	0.96%	0.96%	0.35%	37%
$–	$–	$–	$–	$25.27	31.75%	$178,005	0.98%	0.98%	(0.04)%	16%
$–	$(1.09)	$–	$(1.09)	$19.18	6.46%	$101,504	0.97%	0.97%	(0.13)%	53%

$(0.28)	$–-	$–	$(0.28)	$24.16	14.53%	$102,878	1.70%	1.70%	(0.84)%	24%
$–	$(1.71)	$–	$(1.71)	$21.36	10.51%	$120,247	1.72%	1.72%	(0.55)%	15%
$–	$–	$–	$–	$21.10	(11.38)%	$131,460	1.71%	1.71%	(0.40)%	37%
$–	$–	$–	$–	$23.81	30.75%	$130,942	1.73%	1.73%	(0.79)%	16%
$–	$(1.09)	$–	$(1.09)	$18.21	5.65%	$78,259	1.77%	1.77%	(0.93)%	53%

$(0.53)	$–	$–	$(0.53)	$26.25	15.70%	$787,191	0.69%	0.69%	0.17%	24%
$(0.12)	$(1.71)	$–	$(1.83)	$23.19	11.61%	$693,446	0.71%	0.71%	0.46%	15%
$(0.03)	$–	$–	$(0.03)	$22.67	(10.47)%	$721,325	0.70%	0.70%	0.61%	37%
$–	$–	$–	$–	$25.35	32.03%	$664,064	0.70%	0.70%	0.24%	16%
$(0.02)	$(1.09)	$–	$(1.11)	$19.20	6.78%	$304,754	0.72%	0.72%	0.12%	53%

$(0.37)	$(0.04)	$–[e]	$(0.41)	$13.78	20.62%	$38,308	0.98%	0.98%	(0.25)%	20%
$(0.07)	$(0.19)	$–	$(0.26)	$11.82	7.29%	$32,321	0.99%	0.99%	0.48%	14%
$(0.02)	$–	$–	$(0.02)	$11.28	(12.11)%	$31,448	1.04%	1.04%	0.63%	17%
$–[e]	$(0.01)	$–	$(0.01)	$12.85	28.84%	$15,767	1.05%	1.05%	0.17%	21%
$(0.04)	$(0.33)	$–	$(0.37)	$9.99	0.35%	$8,526	1.04%	1.04%	0.10%	47%

$(0.26)	$(0.04)	$–[e]	$(0.30)	$12.80	19.58%	$9,892	1.80%	1.80%	(1.07)%	20%
$–	$(0.19)	$–	$(0.19)	$10.99	6.44%	$10,215	1.81%	1.81%	(0.34)%	14%
$–	$–	$–	$–	$10.52	(12.91)%	$10,268	1.85%	1.85%	(0.18)%	17%
$–	$(0.01)	$–	$(0.01)	$12.08	27.60%	$2,380	2.11%	2.11%	(0.89)%	21%
$–	$(0.33)	$–	$(0.33)	$9.48	(0.79)%	$1,227	2.14%	2.14%	(1.00)%	47%

$(0.40)	$(0.04)	$–[e]	$(0.44)	$13.61	20.90%	$345,572	0.70%	0.70%	0.03%	20%
$(0.11)	$(0.19)	$–	$(0.30)	$11.68	7.61%	$277,119	0.71%	0.71%	0.76%	14%
$(0.05)	$–	$–	$(0.05)	$11.16	(11.91)%	$266,546	0.72%	0.72%	0.95%	17%
$(0.03)	$(0.01)	$–	$(0.04)	$12.72	29.28%	$173,701	0.76%	0.76%	0.46%	21%
$(0.07)	$(0.33)	$–	$(0.40)	$9.88	0.60%	$91,734	0.78%	0.78%	0.36%	47%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series of Davis New York Venture Fund, Inc.) (the “Funds”), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.
Denver, Colorado
December 21, 2020

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2021 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2020. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2020 with their 2020 Form 1099-DIV.
The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.
The Funds have elected to give the benefit of foreign tax credits to their shareholders, if applicable. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2020, $21,364,527 of dividends paid by the Fund (including foreign tax credit pass-through) constituted income dividends for federal income tax purposes. The Fund designates $4,047,234 or 19% as income qualifying for the corporate dividends-received deduction.
For the fiscal year 2020, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $21,364,527 or 100% as qualified dividend income.
During the fiscal year 2020, the Fund designated long-term capital gain distributions in the amount of $95,682. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments was treated as distributions of long-term capital gain. As a result, the Fund paid long-term capital gain distributions in the amount of $550,907.
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $108,739 as foreign taxes paid during the year ended October 31, 2020. Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2020 was derived from foreign sourced income of $4,288,287. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2020, $11,426,671 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.
For the fiscal year 2020, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $11,426,671 or 100% as qualified dividend income.
During the fiscal year 2020, the Fund designated long-term capital gain distributions in the amount of $306,075.
Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2020 was derived from foreign sourced income of $2,514,126. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

DAVIS GLOBAL FUND	Liquidity Risk Management Program
DAVIS INTERNATIONAL FUND

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.
The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.
The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Funds’ liquidity risk based on a variety of factors including the Funds’ (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the funds’ net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Funds are currently classified as Funds that primarily hold highly liquid investments. The LRMP includes the classification, no less than monthly, of the Funds’ investments into one of four liquidity classifications as provided for in the Liquidity Rule.
At a recent meeting of the Funds’ Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from the inception of the LRMP through March 31, 2020. The report concluded that the LRMP has been implemented and is operating effectively and is reasonably designed to assess and manage the Funds’ liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Funds, including liquidity risks presented by the Funds’ investment portfolio, is found in the Funds’ Prospectus and Statement of Additional Information.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42) Director since 1986 (Retires 12/31/20)	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.
Officers

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2020 and October 31, 2019 were $51,520 and $54,050, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2020 and October 31, 2019 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2020 and October 31, 2019 were $18,709 and $17,024, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2020 and October 31, 2019 were $6,180 and $4,525, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2020 and October 31, 2019.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 21, 2020

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: December 21, 2020